UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of PepsiCo, Inc. (“PepsiCo” or the “Company”) held on May 1, 2024, PepsiCo’s shareholders approved an amendment and restatement of the PepsiCo, Inc. Long-Term Incentive Plan (the “Plan”). The Compensation Committee and Board of Directors of PepsiCo previously approved the Plan, subject to shareholder approval.

The Plan is described in Proxy Item No. 4 in PepsiCo’s proxy statement for the 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 22, 2024 (“2024 Proxy Statement”). The description of the Plan contained on pages 88 to 91 of the 2024 Proxy Statement is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

PepsiCo, Inc. held its 2024 Annual Meeting of Shareholders on May 1, 2024. For more information on the following proposals, see PepsiCo’s 2024 Proxy Statement. Below are the final voting results.

(1) The following 15 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Segun Agbaje	992,587,294	5,844,363	3,290,130	180,213,992
Jennifer Bailey	994,399,501	4,293,659	3,028,627	180,213,992
Cesar Conde	953,874,248	44,579,459	3,268,080	180,213,992
Ian Cook	953,553,268	44,954,817	3,213,702	180,213,992
Edith W. Cooper	992,624,109	6,028,107	3,069,571	180,213,992
Susan M. Diamond	992,923,590	5,712,787	3,085,410	180,213,992
Dina Dublon	959,868,064	38,761,955	3,091,768	180,213,992
Michelle Gass	993,493,679	5,104,039	3,124,069	180,213,992
Ramon L. Laguarta	924,777,433	69,970,707	6,973,647	180,213,992
Dave J. Lewis	993,610,225	4,916,597	3,194,965	180,213,992
David C. Page, MD	981,671,677	16,776,735	3,273,375	180,213,992
Robert C. Pohlad	961,311,025	37,291,829	3,118,933	180,213,992
Daniel Vasella, MD	946,402,520	52,026,331	3,292,936	180,213,992
Darren Walker	979,013,353	19,436,522	3,271,912	180,213,992
Alberto Weisser	961,094,583	36,993,363	3,633,841	180,213,992

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2024:

For	1,105,513,902
Against	73,973,820
Abstain	2,448,057

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	889,447,400
Against	102,710,531
Abstain	9,563,856
Broker Non-Votes	180,213,992

(4) The shareholders approved the Amended and Restated PepsiCo, Inc. Long-Term Incentive Plan:

For	942,110,924
Against	50,972,522
Abstain	8,638,341
Broker Non-Votes	180,213,992

(5) The shareholders voted against a shareholder proposal regarding shareholder ratification of excessive golden parachutes:

For	65,453,445
Against	927,884,864
Abstain	8,383,478
Broker Non-Votes	180,213,992

(6) The shareholders voted against a shareholder proposal regarding a report on gender-based compensation gaps and associated risks:

For	18,365,513
Against	965,634,403
Abstain	17,721,871
Broker Non-Votes	180,213,992

(7) The shareholders voted against a shareholder proposal regarding a director election resignation bylaw:

For	176,880,527
Against	812,849,879
Abstain	11,991,381
Broker Non-Votes	180,213,992

(8) The shareholders voted against a shareholder proposal regarding a third-party assessment on non-sugar sweetener risks:

For	112,324,772
Against	868,039,261
Abstain	21,357,754
Broker Non-Votes	180,213,992

(9) The shareholders voted against a shareholder proposal regarding a report on risks related to biodiversity and nature loss:

For	178,018,946
Against	790,567,899
Abstain	33,134,942
Broker Non-Votes	180,213,992

(10) The shareholders voted against a shareholder proposal regarding a third-party racial equity audit:

For	196,593,851
Against	786,489,111
Abstain	18,638,825
Broker Non-Votes	180,213,992

(11) The shareholders voted against a shareholder proposal regarding a report on risks created by the Company's diversity, equity and inclusion efforts:

For	27,063,961
Against	954,327,466
Abstain	20,330,360
Broker Non-Votes	180,213,992

(12) The shareholders voted against a shareholder proposal regarding a global transparency report:

For	146,027,052
Against	831,047,798
Abstain	24,646,937
Broker Non-Votes	180,213,992

Item 9.01. Financial Statements Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
PepsiCo, Inc. Long-Term Incentive Plan (as amended and restated May 1, 2024), which is incorporated herein by reference to Appendix B to PepsiCo’s Proxy Statement for its 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 22, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 3, 2024	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary